UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 29, 2006

(Date of earliest event reported): December 22, 2006

Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)

1-13003	75-2259890
(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247
(Address of principal executive offices)	(Zip Code)

214-631-1166

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 22, 2006, Silverleaf Resorts, Inc. (the “Registrant”) amended a revolving credit facility through its wholly-owned and fully consolidated special purpose finance subsidiary Silverleaf Finance IV, LLC ("SF-IV"), a Delaware limited liability company. The amendments increase the availability under the facility from $100 million to $125 million. The scheduled funding period under the variable funding note (“VFN”) originally issued by SF-IV to UBS Real Estate Securities Inc. ("UBS") in March 2006, which was scheduled to end in March 2007 was extended to December 2008. The revised facility will mature in December 2010. The interest rate on advances to SF-IV under the VFN was reduced from the initial rate of LIBOR plus 1.5% to LIBOR plus 1.25%. The VFN is secured by customer notes receivable sold by the Registrant to SF-IV. Proceeds to Silverleaf from receivables it sells to SF-IV will be used by the Registrant to fund normal business operations and for general working capital purposes. The VFN was issued pursuant to the terms and conditions of an indenture among SF-IV, UBS and Wells Fargo Bank, National Association, as trustee, which has been amended by a First Supplement to Indenture dated as of December 22, 2006. The Registrant will continue to service the customer notes sold to SF-IV under the terms of an Amended and Restated Sale and Servicing Agreement dated as of December 22, 2006 by and among the Registrant, SF-IV and Wells Fargo Bank, National Association, as Backup Servicer, Trustee and Account Intermediary.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The Registrant’s responses to Item 1.01 of this Form 8-K are hereby incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure

On December 28, 2006, the Registrant issued a press release announcing the amendment to revolving credit facility between its subsidiary, SF-IV and UBS. The information in this item (including Exhibit 99.1) is being furnished pursuant to Item 9.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in the filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Exhibit

*10.1
Amended and Restated Sale and Servicing Agreement dated as of December 22, 2006 between the Registrant, Silverleaf Finance IV, LLC and Wells Fargo Bank, National Association, as Backup Servicer, Trustee and Account Intermediary

*10.2	First Supplement to Indenture dated as of December 22, 2006 by and among Silverleaf Finance IV, LLC, UBS Real Estate Securities Inc. and Wells Fargo Bank, National Association, as Trustee
*10.3	Annex A—Amended and Restated Defined Terms to Indenture and Amended and Restated Sale and Servicing Agreement dated as of December 22, 2006.
*99.1	Press Release issued by the Registrant December 28, 2006 announcing amendment to Revolving Credit Facility with UBS.
_____________
* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: December 29, 2006	SILVERLEAF RESORTS, INC.

	By:	/S/ HARRY J. WHITE, JR.
	Name:	Harry J. White, Jr.
:	Title	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

*10.1
Amended and Restated Sale and Servicing Agreement dated as of December 22, 2006 between the Registrant, Silverleaf Finance IV, LLC and Wells Fargo Bank, National Association, as Backup Servicer, Trustee and Account Intermediary

*10.2	First Supplement to Indenture dated as of December 22, 2006 by and among Silverleaf Finance IV, LLC, UBS Real Estate Securities Inc. and Wells Fargo Bank, National Association, as Trustee
*10.3	Annex A—Amended and Restated Defined Terms to Indenture and Amended and Restated Sale and Servicing Agreement dated as of December 22, 2006.
*99.1	Press Release issued by the Registrant December 28, 2006 announcing amendment to Revolving Credit Facility with UBS.